UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828

(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amended current report on Form 8-K/A (the “Amendment”) of Tesoro Corporation (the “Company”) amends the current report on Form 8-K filed by the Company on June 1, 2017 (the “Original Form 8-K”) related to the Company’s acquisition of Western Refining, Inc. ("Western Refining"). This Amendment is being filed solely to provide the financial statements of the business acquired and the pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K, and does not amend or otherwise update any other information in the Original Form 8-K. Accordingly, this Amendment should be read in conjunction with the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated balance sheets of Western Refining as of December 31, 2016 and December 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in equity and comprehensive income of Western Refining for each of the three years in the period ended December 31, 2016, and the notes related thereto, are incorporated by reference as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the Western Refining financial statements are incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference into this Item 9.01(a).

The unaudited condensed consolidated balance sheets of Western Refining as of March 31, 2017 and the condensed consolidated statements of operations, condensed consolidated statements of cash flows and condensed consolidated statements of comprehensive income of Western Refining for the period ended March 31, 2017, and the notes related thereto, are incorporated by reference as Exhibit 99.4 hereto and are incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information is included as Exhibit 99.1 to this Amendment and is incorporated herein by reference.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Western Refining, Inc.

99.1
Unaudited pro forma condensed combined financial information of Tesoro Corporation and Western Refining, Inc. as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016.

99.2
The audited consolidated balance sheets of Western Refining as of December 31, 2016 and December 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in equity and comprehensive income of Western Refining for each of the three years in the period ended December 31, 2016, and the notes related thereto (incorporated by reference to Item 8 of Western Refining's Annual Report on Form 10-K filed March 1, 2017, File No. 1-32721).

99.3
The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the Western Refining financial statements (incorporated by reference to Item 8 of Western Refining's Annual Report on Form 10-K filed March 1, 2017, File No. 1-32721).

99.4
The unaudited condensed consolidated balance sheets of Western Refining as of March 31, 2017 and the condensed consolidated statements of operations, condensed consolidated statements of cash flows and condensed consolidated statements of comprehensive income of Western Refining for the period ended March 31, 2017, and the notes related thereto (incorporated by reference to Item 1 of Western Refining's Quarterly Report on Form 10-Q filed May 5, 2017, File No. 1-32721).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2017

TESORO CORPORATION

By:	/s/ BLANE W. PEERY
Blane W. Peery
Vice President and Controller

Index to Exhibit

Exhibit Number	Description of Exhibit
*23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm to Western Refining, Inc.
*99.1
Unaudited pro forma condensed combined financial information of Tesoro Corporation and Western Refining, Inc. as of and for the three months ended March 31, 2017 and for the year ended December 31, 2016.

99.2
The audited consolidated balance sheets of Western Refining as of December 31, 2016 and December 31, 2015 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in equity and comprehensive income of Western Refining for each of the three years in the period ended December 31, 2016, and the notes related thereto (incorporated by reference to Item 8 of Western Refining's Annual Report on Form 10-K filed March 1, 2017, File No. 1-32721).

99.3
The Report of Independent Registered Public Accounting Firm, issued by Deloitte & Touche LLP, dated March 1, 2017, relating to the Western Refining financial statements (incorporated by reference to Item 8 of Western Refining's Annual Report on Form 10-K filed March 1, 2017, File No. 1-32721).

99.4
The unaudited condensed consolidated balance sheets of Western Refining as of March 31, 2017 and the condensed consolidated statements of operations, condensed consolidated statements of cash flows and condensed consolidated statements of comprehensive income of Western Refining for the period ended March 31, 2017, and the notes related thereto (incorporated by reference to Item 1 of Western Refining's Quarterly Report on Form 10-Q filed May 5, 2017, File No. 1-32721).

* Filed herewith.

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